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CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Salary Protection Plan II (ESPP II)
MASTER PLAN DOCUMENT

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CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Salary Protection Plan II (ESPP II)
MASTER PLAN DOCUMENT

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     1.1  Name . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
     1.2  Purposes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 2 Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

ARTICLE 3 Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

     3.1  Eligibility. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

ARTICLE 4 Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

     4.1  Amounts of Benefits. . . . . . . . . . . . . . . . . . . . . . . .   3
     4.2  Amount of Benefits Payable Prior to Age 62.  . . . . . . . . . . .   4
     4.3  Alternative Forms of Benefit Payments. . . . . . . . . . . . . . .   4
     4.4  Commencement of Benefit Payments.. . . . . . . . . . . . . . . . .   5
     4.5  Change of Form of Benefit Payments.  . . . . . . . . . . . . . . .   5
     4.6  Benefit Payments to Beneficiaries. . . . . . . . . . . . . . . . .   5
     4.7  Forfeiture of Benefits.  . . . . . . . . . . . . . . . . . . . . .   5
     4.8  Benefits Unfunded. . . . . . . . . . . . . . . . . . . . . . . . .   6

ARTICLE 5 Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

     5.1  Establishment of the Trust.  . . . . . . . . . . . . . . . . . . .   6
     5.2  Interrelationship of the Plan and the Trust. . . . . . . . . . . .   6

ARTICLE 6 Administration . . . . . . . . . . . . . . . . . . . . . . . . . .   6

     6.1  Duties of Administrator. . . . . . . . . . . . . . . . . . . . . .   6
     6.2  Claims Procedure.  . . . . . . . . . . . . . . . . . . . . . . . .   6
     6.3  Finality of Decisions. . . . . . . . . . . . . . . . . . . . . . .   7

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MASTER PLAN DOCUMENT

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ARTICLE 7 Amendment and Termination. . . . . . . . . . . . . . . . . . . . .   7

     7.1  Amendment and Termination. . . . . . . . . . . . . . . . . . . . .   7
     7.2  Contractual Obligation.. . . . . . . . . . . . . . . . . . . . . .   7

ARTICLE 8 Accelerated Payments . . . . . . . . . . . . . . . . . . . . . . .   7

     8.1  Accelerated Distribution in Certain Events.. . . . . . . . . . . .   7

ARTICLE 9 Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . .   8

     9.1  No Employment Rights.. . . . . . . . . . . . . . . . . . . . . . .   8
     9.2  Assignment.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
     9.3  Law Applicable.  . . . . . . . . . . . . . . . . . . . . . . . . .   8




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CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Salary Protection Plan II (ESPP II)
MASTER PLAN DOCUMENT

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This agreement executed by CERTIFIED GROCERS OF CALIFORNIA, LTD., a corporation organized under the laws of the State of California, evidences the terms of the Certified Grocers of California, Ltd. Executive Salary Protection Plan II ("Plan") that is effective January 4, 1995.


                                    ARTICLE 1
                                  INTRODUCTION
                                  ------------

1.1 NAME. The Plan evidenced by the terms hereof shall be known as the "Certified Grocers of California Ltd. Executive Salary Protection Plan II."

1.2 PURPOSES. Prior hereto the Company had adopted the Executive Salary Protection Plan ("Plan I"). This Plan supersedes and replaces Plan I for any participant of Plan I who on the effective date of this Plan was an employee of the Company and who elects not to continue to participate in Plan I. In addition to replacing Plan I, this Plan is designed to provide retirement and other benefits to each eligible Employee and the beneficiaries of such Employee. The Plan is intended to be a "top hat" plan providing benefits to a select group of management or highly compensated employees within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974 ("ERISA").


                                    ARTICLE 2
                                   DEFINITIONS
                                   -----------

When used herein, the following terms shall have the following meanings unless a different meaning is clearly required by the context of the Plan.

2.1 The "Administrator" shall mean the benefits committee appointed by the Board to administer the Plan.

2.2 "Beneficiary" means the person or persons designated by the Employee as beneficiary, or if no beneficiary is so designated, then the Employee's spouse, or if there is no spouse, then the Employee's estate.


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MASTER PLAN DOCUMENT

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2.3  The "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.4 The "Company" shall mean Certified Grocers of California, Ltd., any corporation following the Company's written approval which subsequently adopts the Plan as a whole or as to one or more of its divisions, and any successor corporation which continues the Plan.

2.5 "Employee" shall mean any person who renders services to the Company (or renders services to any other employer that is a member of a controlled group under Section 414(b) or 414(c) of the Code of which the Company is a part) in the status of an employee as that term is defined in Section 3121(d) of the Code.

2.6 "Final Pay" shall mean a Participant's highest annualized base wage within the three (3) calendar years preceding the Participant's Separation from Service plus annual car allowance determined as $12,000 for a Separation from Service occurring in 1994 and increased 4% for each year thereafter.

2.7 "Officer" shall mean any Employee of the Company elected by the Board of Directors of the Company and serving in the capacity as a Vice President or higher officer of the Company.

2.8 "Plan" shall mean Certified Grocers of California, Ltd. Executive Salary Protection Plan II.

2.9 "Participant" shall mean any Employee entitled to receive benefits under the Plan.

2.10 "Separation from Service" shall mean the date that a Participant ceases to be an Employee because of a voluntary or involuntary quit, layoff, or termination or in the event of death.

2.11 The "Retirement Plan" shall mean the Retirement Plan for Employees of Certified Grocers of California, Ltd.

2.12 "Year of Service" shall mean each full year in which a Participant has been employed by the Company. For purposes of this definition, a full year of employment shall be a 365 day period (or 366 day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent

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Executive Salary Protection Plan II (ESPP II)
MASTER PLAN DOCUMENT

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     year, commences on an anniversary of that hiring date.  If an Employee incurs a Separation from Service and is subsequently rehired by the Company, then any employment prior to such rehire date shall be disregarded for purposes of determining the Employee's Years of Service. Any partial year of employment shall not be counted. For purposes of this definition, employment shall be deemed to end six (6) months following the date the Employee becomes disabled, upon commencement of a long-term disability benefit from a Company sponsored plan, or upon Separation from Service, whichever is earliest.


                                    ARTICLE 3
                                   ELIGIBILITY
                                   -----------

3.1 ELIGIBILITY. All Officers who have three or more Years of Service as an Officer on December 1, 1994, shall be eligible to be a Participant and to receive benefits under this Plan in accordance with Section 4.1 of this Plan. Any Officer who thereafter has three (3) Years of Service as an Officer shall become a Participant on the date on which such Officer satisfies such requirements. In the event any Officer who has met the eligibility requirements hereof subsequently is no longer an Officer, such Employee shall not accrue additional Years of Service for purposes of calculating the benefit under Section 4.1.


                                    ARTICLE 4
                                    BENEFITS
                                    --------

4.1 AMOUNTS OF BENEFITS. If a Participant incurs a Separation from Service on or after attaining age 62, he or she will be entitled to a benefit that is paid in the form of a 15 year term certain with annual payments in an amount equal to (a) minus (b) as follows:

     (a)  The product of:

          (i) The number of the Participant's Years of Service, including Years of Service prior to becoming an Officer (but in no event in excess of thirteen (13) Years of Service);

          (ii) The Participant's Final Pay; and

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MASTER PLAN DOCUMENT

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          (iii)     Five percent (5%).

     (b) An amount equal to the annual payment that would be paid if the Participant qualified for the Normal Retirement Benefit under the Retirement Plan and he or she elected a single life annuity form of payment, which annual benefit was actuarially adjusted as though the benefit were payable at such time as the Participant attains age 62 even if the Participant's actual age at Separation of Service is older than age 62.

     Notwithstanding the foregoing, the benefit calculated under this Section
     4.1 in no event will exceed the maximum annual benefit. The maximum annual benefit for each Participant is the amount in effect during the calendar year in which the Participant incurs a Separation from Service, and is $80,000 annually for the year ending in 1995; and is for each subsequent year an amount that is 106% of the Maximum Limitation for the previous year.

4.2 AMOUNT OF BENEFITS PAYABLE PRIOR TO AGE 62. If a Participant incurs a Separation of Service before attaining age 62, he or she will be entitled to a benefit that is calculated in the manner set forth in Section 4.1 above, but each annual payment shall be reduced by 3% for each year (or pro rata for any partial year) that benefit payments commence prior to the Participant attaining age 62.

4.3  ALTERNATIVE FORMS OF BENEFIT PAYMENTS.

     (a) Any time prior to one (1) year prior to Separation from Service, a Participant may elect that the actuarial equivalent of his benefit under Section 4.1 or 4.2, as applicable, shall be payable in one of the following forms:

          (i)  In the form of a period certain for five (5) years; or

          (ii) In the form of a period certain for ten (10) years.

          For purposes hereof, the actuarial equivalent of a Participant's benefit shall be determined by using as an interest rate the rate for immediate annuities used by the Pension Benefit Guaranty Corporation in determining the present value of the lump

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MASTER PLAN DOCUMENT

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          sum equivalent on Plan termination that is in effect on the first day of the month preceding the month in which the Participant's distribution commences.

     (b) Notwithstanding the provisions of paragraph (a), if a Participant elects prior to (but within one (1) year of) Separation from Service to receive benefits in the form as provided in paragraph (a)(i) or
          (a)(ii), the Participant's benefit shall be paid in the form elected, but shall be reduced by ten (10%) percent.

4.4  COMMENCEMENT OF BENEFIT PAYMENTS.

     (a) As soon as administratively feasible, but in no event later than ninety (90) days, following the Participant's Separation from Service, such Participant shall be entitled to receive the benefits due under
          Section 4.1 or 4.2, as applicable.

     (b)  Notwithstanding the provisions of paragraph (a), any time prior to one
          (1) year prior to Separation from Service, a Participant may elect to defer his benefit commencement to any future date.

4.5 CHANGE OF FORM OF BENEFIT PAYMENTS. At any time following three (3) full years following the time that a Participant commences to receive benefits as provided in Section 4.4(a) or (b), a Participant may elect to receive the amount yet to be paid in the form of a lump sum calculated as the present value (using as an annual interest rate the same rate as provided in Section 4.3(b) for determining the actuarial equivalent of a Participant's benefit) of the benefit yet to be paid to the Participant, but further reduced by ten (10%) percent.

4.6  BENEFIT PAYMENTS TO BENEFICIARIES.

     (a) In the event of the death of a Participant, after benefit payments to the Participant have begun, the amount remaining to be paid shall be paid to the Participant's Beneficiaries in the same form, and payable at the same time, as if the Participant were still living, or as provided in Section 4.3(b) as soon as administratively feasible following the Beneficiaries' election.

     (b) In the event of the death of a Participant prior to such time as benefit payments have begun, then the Participant's Beneficiary may receive benefits as provided in

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Executive Salary Protection Plan II (ESPP II)
MASTER PLAN DOCUMENT

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          Section 4.1 or 4.3(a) if applicable, or as provided in Section 4.3(b)
          as soon as administratively feasible following the Participant's death.

4.7 FORFEITURE OF BENEFITS. If a Participant engages, directly or indirectly (either as principal, agent, employee, consultant, stockholder, partner, or in any other individual or representative capacity), in any business activity within the Company's area of business which is competitive with any business conducted by the Company as of the date of Separation from Service with the Company, and if in the opinion of the Administrator the Participant would reasonably be expected to utilize any confidential information (such as Company trade secrets including business records, actual and prospective customer and supplier lists, and the like) concerning the Company in connection with such business activity, then any payments due to the Participant from the Plan shall be forfeited, and as a result neither the Company, the Administrator nor the Trustee shall be liable to pay the Participant, or any Beneficiary of such Participant, any benefit under the Plan.

4.8 BENEFITS UNFUNDED. The benefits payable under the Plan shall be paid by the Company out of its general assets and shall not be otherwise specifically funded in any manner. Nothing herein contained shall preclude the creation of a bookkeeping or other reserve for benefits payable through the use of a Trust.


                                    ARTICLE V
                                      TRUST
                                      -----

5.1 ESTABLISHMENT OF THE TRUST. The Company shall establish the Trust, and shall transfer over to the Trust such assets as it determines, in its sole discretion, are necessary to provide for the Company's future liabilities created under this Plan.

5.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Participants and the creditors of the Company to the assets transferred to the Trust. The Company shall at all times remain liable to carry out its obligations under the Plan. The Company's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Company's obligations under this Agreement.

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Executive Salary Protection Plan II (ESPP II)
MASTER PLAN DOCUMENT

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                                   ARTICLE VI
                                 ADMINISTRATION
                                 --------------

6.1 DUTIES OF ADMINISTRATOR. The Plan shall be administered by the Administrator in accordance with its terms and purposes. The Administrator shall determine the amount and manner of payment of the benefits due to or on behalf of each Employee from the Plan and shall attempt to cause them to be paid by the Company accordingly.

6.2 CLAIMS PROCEDURE. In case the claim of any Participant or Beneficiary for benefits under the Plan is denied, the Administrator shall provide adequate notice in writing to such claimant, setting forth the specific reasons for such denial. The notice shall be written in a manner calculated to be understood by the claimant. The Administrator shall afford a Participant or Beneficiary, whose claim for benefits has been denied, 60 days from the date notice of such denial is delivered or mailed in which to appeal the decision in writing to the Administrator. If the Participant or Beneficiary appeals the decision in writing within 60 days, the Administrator shall review the written comments and any submissions of the Participant or Beneficiary and render its decision regarding the appeal, all within 60 days of such appeal.

6.3 FINALITY OF DECISIONS. The decisions made by and the actions taken by the Administrator in the administration of the Plan shall be final and conclusive as to all persons, and the Administrator shall not be subject to individual liability with respect to the Plan. Without limiting the generality of this Section 6.2, the Administrator shall have the discretionary authority to determine eligibility for benefits and to construe the terms of the Plan.


                                    ARTICLE 7
                            AMENDMENT AND TERMINATION
                            -------------------------

7.1 AMENDMENT AND TERMINATION. While the Company intends to maintain the Plan for as long as necessary, the Company reserves the right to amend and/or fully or partially terminate the Plan at any time for whatever reasons the Company may deem appropriate.

7.2 CONTRACTUAL OBLIGATION. Notwithstanding Section 7.1, the Company hereby makes a contractual commitment to pay the benefits accrued under the Plan.

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                                    ARTICLE 8
                              ACCELERATED PAYMENTS
                              --------------------

8.1  ACCELERATED DISTRIBUTION IN CERTAIN EVENTS.

     (a) If, for any reason, all or any portion of a Participant's benefit under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee for a distribution of that portion of his benefit that has become taxable. Upon the grant of such a petition, the Participant shall receive an amount equal to the taxable portion of his benefit which amount shall not exceed a Participant's unpaid Benefit under the Plan. If the petition is granted, the tax liability distribution shall be made within ninety
          (90) days of the date when the Participant's petition is granted.
          Such a distribution shall affect and reduce the benefits to be paid under this Plan.

     (b) If the Trust terminates and benefits are distributed from the Trust to a Participant in accordance with the Trust, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.


                                    ARTICLE 9
                                  MISCELLANEOUS
                                  -------------

9.1 NO EMPLOYMENT RIGHTS. Nothing contained in the Plan shall be construed as a contract of employment between the Company and an Employee, or as a right of any Employee to be continued in the employment of the Company, or as a limitation of the right of the Company to discharge any of its Employees, with or without cause.

9.2 ASSIGNMENT. The benefits payable under this Plan to any Participant or Beneficiary are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance and are not subject to any claim, attachment, garnishment or levy by any creditor.

9.3 LAW APPLICABLE. This Plan shall be governed by the laws of the State of California, except to the extent pre-empted by federal law.

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Executive Salary Protection Plan II (ESPP II)
MASTER PLAN DOCUMENT

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     Executed at Los Angeles, California, this 4 day of January, 1995.

               CERTIFIED GROCERS OF CALIFORNIA, LTD.



                    By: /s/
                        ----------------------------------------------
                         Alfred A. Plamann, Chief Executive Officer



                    By: /s/
                        ----------------------------------------------
                         David A. Woodward, Secretary-Treasurer

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